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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2003

                         MEMC Electronic Materials, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      1-13828              56-1505767
        (State or Other                 (Commission         (I.R.S. Employer
Jurisdiction of Incorporation)          File Number)       Identification No.)


                       501 Pearl Drive (City of O'Fallon)
                              St. Peters, MO 63376
                                 (636) 474-5000
               (Address, including zip code, and telephone number
                         of Principal Executive Offices)


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Item 5. Other Events

On May 16, 2003, MEMC Electronic Materials, Inc. (the "Registrant") filed with the Securities and Exchange Commission a prospectus, consisting of a prospectus supplement dated May 15, 2003 and a base prospectus dated April 22, 2003, which relates to the offer and sale of an aggregate of 22,000,000 shares of the Registrant's common stock, par value $.01 per share. Of these shares, 10,000,000 shares are newly issued shares offered by the Registrant and 12,000,000 shares are currently outstanding shares offered by TPG Wafer Holdings LLC, the selling stockholder. The underwriters have the option to purchase an additional 3,300,000 shares from the selling stockholder to cover any over-allotments.

In order to furnish certain exhibits for incorporation by reference into the registration statement of which the prospectus forms a part, the Registrant is filing the underwriting agreement relating to the offering and an opinion of the Registrant's counsel regarding the validity of the shares to be sold pursuant to the prospectus.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

        Exhibit No.                        Description of Exhibit

        1 Underwriting Agreement dated May 15, 2003 by and among the Registrant, TPG Wafer Holdings LLC, Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, UBS Warburg LLC and each of the other underwriters named in
                                Schedule 1 thereto.

        5                       Opinion of Bryan Cave LLP

        23                      Consent of Bryan Cave LLP (included in
                                Exhibit 5)

                                        1

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MEMC ELECTRONIC MATERIALS, INC.


Dated:  May 16, 2003                        By:      /s/ James M. Stolze
                                                --------------------------------
                                                James M. Stolze
                                                Chief Financial Officer

                                        2

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description of Exhibit
-----------                ----------------------
1                          Underwriting Agreement dated May 15, 2003 by and
                           among the Registrant, TPG Wafer Holdings LLC, Lehman
                           Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce,
                           Fenner & Smith Incorporated, Citigroup Global Markets
                           Inc., Deutsche Bank Securities Inc., UBS Warburg LLC and
                           each of the other underwriters named in Schedule 1 thereto.

5                          Opinion of Bryan Cave LLP

23                         Consent of Bryan Cave LLP (included in Exhibit 5)